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                  USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                       SUPPLEMENT DATED OCTOBER 12, 2001
                      TO THE PROSPECTUS DATED MAY 1, 2001

    This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.




         Effective October 12, 2001, Van Kampen Asset Management, Inc. ("Van Kampen") has been appointed portfolio manager for the American Growth Fund and the Strategic Growth Fund (the "Funds"), replacing Fred Alger Management, Inc. and the Funds' names have been changed to "USAZ American Growth Fund" and "USAZ Strategic Growth Fund," respectively. Van Kampen will serve as portfolio manager pursuant to an interim portfolio management agreement that provides for the payment of the same compensation as was paid to the predecessor portfolio manager. Van Kampen's service as portfolio manager beyond a 150 day period commencing October 8, 2001 will be subject to further Board and Manager approval, as well as shareholder approval or the receipt of pending exemptive relief from the Securities and Exchange Commission permitting the Trust to replace sub-advisers under certain circumstances without shareholder approval.


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